GENERAL CANNABIS

JANUARY 2017

OTCQB:CANN

ABOUT GENERAL CANNABIS

General Cannabis Corporation is the comprehensive resource for the highest quality service providers available to the regulated Cannabis Industry.

We are a trusted partner to the cultivation, production and retail side of the cannabis business. We do this through a combination of strong operating divisions such as real estate, consulting, security, financing and the distribution of important infrastructure products to grow facilities and dispensaries. As a synergistic holding company, our subsidiaries are able to leverage the strengths of each other, as well as a larger balance sheet, to succeed. Our website address is www.generalcann.com.

This presentation contains forward-looking statements within the meaning of the federal securities laws including statements related to future products and services we anticipate providing, the potential amount of revenue our Pueblo, Colorado facility can generate in future periods, the anticipated uses of our "Greenhouse" headquarters, our future plans, our expectations regarding new businesses in which we may expand, our expectations about future developments in the regulated cannabis industry, and any statements or assumptions underlying any of the foregoing. These statements may include words such as "anticipate," "estimate," "expect," "project," "plan," "intend," "believe," "may," "will," "should," "likely" and other words and terms of similar meaning in connection with any discussion of the timing or nature of future events. We cannot assure you that future developments affecting us will be those that we have anticipated. Important risks and uncertainties that could cause actual results to differ materially from our expectations include, among others, those risks and uncertainties disclosed in the "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Rick Factors" sections of our most recent Form 10-K and Form 10-Q filed with the Securities and Exchange Commission, and similar disclosures in subsequent reports filed with the Securities and Exchange Commission. Any forward-looking statement made by us in this presentation speaks only as of the date on which we make it. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by any applicable securities laws.

INTEGRATED PLATFORM

SECURITY	GROWER SUPPORT	DESIGN & BRANDING	GC CAPITAL	INVESTOR INTELLIGENCE
80 EMPLOYEES	9 EMPLOYEES	6 EMPLOYEES	3 EMPLOYEES	2 EMPLOYEES
IRON PROTECTION GROUP	NEXT BIG CROP	Chiefton DESIGN AGENCY	The GREENHOUSE	GENERAL Cannabis INSTITUTE
canna runner MJ COURIERS	General Cannabis SUPPLY	CHIEFTON SUPPLY CO	PUEBLO REAL ESTATE	GENERAL CANNABIS EQUITY RESEARCH
			DIXIE ARIZONA	

GENERALCANN.COM I INFO@GENERALCANN.COM I 303.759.1300

WHAT WE DO

We are a trusted partner to cannabis businesses in the growth and development of their companies. We are able to provide high-quality services through a combination of strong operating divisions:

- Real Estate
- Consulting
- Education
- Security
- Financing
- Cultivation
- Brand Development
- Creative Solutions
- Retail



U.S. LEGALIZATION



[MARYLAND]
WASHINGTON, D.C.
LEGEND
RECREATIONAL & MEDICAL CANNABIS
MEDICAL CANNABIS ONLY
CANNABIS ILLEGAL
CLIENT STATES

IRON
PROTECTION GROUP

SECURITY & PROTECTION

We are a security group operated by combat veterans whose mission is to provide protection & safety for the cannabis community.

Iron Protection Group is dedicated to keeping our clients (their people and their assets) safe. Iron Protection Group's core belief is to embody the "quiet professional," where our operators do not need to have an intimidating presence because they have the quiet confidence of people who know exactly what they are doing. Professionalism, customer service, and adaptability are the hallmarks of every IPG operator.

IPG PROUDLY EMPLOYS UNITED STATES VETERANS

SITE ANALYSIS & RISK ASSESSMENT
REMOTE CAMERA MONITORING | COURIER SERVICES
DISPENSARY SECURITY | GROW SECURITY

IRONPROTECTIONGROUPSECURITY.COM



NEXT BIG CROP

MANAGEMENT SOLUTIONS

We specialize in designing & building cultivation facilities, and are experienced in all manners of the regulated cannabis industry.

Our mission is to offer top-notch consulting services in an industry that, until recently, has lacked standardization and large scale agricultural principles. We offer hands-on experience and proven techniques for every phase of the construction, cultivation, processing, and sale of cannabis. Services include business planning and application writing to operations optimization, management and expansion. We offer this knowledge and experience to assist our clients in realizing their business goals.

LICENSE PROCUREMENT | COMPLIANCE | DESIGN/BUILD
MANAGED SERVICES | OPERATIONAL PLANS
SUPPLY CHAIN MANAGEMENT

NEXTBIGCROP.COM


















NEXT BIG CROP CLIENT TIMELINE

MAYFLOWER Farms



Mayflower Farms contracted with Next Big Crop
May 2014
Cultivation Licensed Submittal
December 2014
Cultivation Licensed Approved
February 2015
Start of Construction
March 2015
End of Construction
January 2016
Plants in the Ground
January 2016
First Harvest
May 2016
First Sale
May 2016
Q1 Q2 Q3 Q4
2014
Q1 Q2 Q3 Q4
2015
Q1 Q2 Q3 Q4
2016
Q1 Q2 Q3 Q4
2017

PREMIUM CANNABIS
BEST DAY EVER
A Colorado Experience
EST 2017 · ASPEN



Best Day Ever contracted with Next Big Crop
July 2015
Cultivation Licensed Submittal
May 2016
Cultivation Licensed Approved
July 2016
Start of Construction
July 2016
End of Construction
January 2017
Best Day Ever - Aspen Dispensary Open
January 2017
Plants in the Ground
February 2017
Future First Harvest
April 2017
Future First Sale
May 2017
Q1 Q2 Q3 Q4
2015
Q1 Q2 Q3 Q4
2016
Q1 Q2 Q3 Q4
2017

CHIEFTON
SUPPLY CO

CANNABIS CULTURE APPAREL

We are a cannabis-inspired apparel company from Denver, Colorado.

Unique and innovative graphic prints on comfortable garments is our passion. Our inspiration lies within the collective effort from the regulated cannabis industry to celebrate the culture as it truly exists. Our apparel allows enthusiasts the opportunity to represent the industry in a progressive and professional manner. It is only through the continual support of our network and community of friends, that we are able to deliver the next generation of cannabis culture apparel.

APPAREL | HEADWEAR | ACCESSORIES
COLLABORATIONS | INDUSTRY EVENTS

CHIEFTONSUPPLY.COM



















Chiefton

DESIGN & BRANDING

We are a design agency specializing in strategy, design, & branding for the cannabis community.

Chiefton Design exists to help guide and define the aesthetic direction of cannabis companies by creating original and intelligent creative solutions. We assist in building brand strategy, brand identity, packaging, advertising, and an array of other marketing creative. Constantly pulling from methods we put into practice every day for our apparel brand, we bring innovative design and marketing solutions to our clients. Our mission is to help cannabis organizations that want to break the mold and make a play for the bigger stage.

BRAND STRATEGY | BRAND IDENTITY
PACKAGING / LABEL DESIGN | MARKET RESEARCH
MARKETING SOLUTIONS | INVESTOR DECKS
ADVERTISING CAMPAIGNS

CHIEFTONDESIGN.COM




JETT
CANNABIS

JETT
BRAND MANUAL

JETT LOGO
JETT
JETT
JETT CANNABIS LOGO
JETT CANNABIS
JETT CANNABIS



sensi

the Cannabist

COLORADO
MAYFLOWER
Farms
SUPERIOR EXTRACT
PREMIUM STRAINS

NLV

SUGAR
Leaf

GC CAPITAL

DIXIE ARIZONA	» General Cannabis owns an option to acquire a 50% interest in Dixie Arizona. » Dixie Arizona has built a state of the art manufacturing facility in Phoenix to bring marijuana infused products to the Arizona medical market. » Sales began in October 2016.
PUEBLO REAL ESTATE	» General Cannabis owns a 3-acre cultivation property that is located in a suburb of Pueblo, Colorado. » The property includes a 5,000 square foot steel building and a parking lot. The property is zoned and approved for an additional eight (8) 5,000 square foot Greenhouse facilities for cultivating cannabis and is leased to a medical cannabis grower until December 31, 2022. » We believe when fully constructed, the facility can produce more than $25 million of cannabis annually (based on current market).

GENERAL CANNABIS EQUITY RESEARCH	» General Cannabis Equity Research leverages the unique market insight that we gain from our industry position. Due to the breadth of our corporate platform and team, we gain unique industry knowledge that we believe will add value in making investment decisions. » GCER will provide unbiased and detailed research on publicly traded companies. » Our approach to cannabis investment research will place a high value on intrinsic value and management quality. » We will evaluate cannabis investments in the same manner as a merger and acquisitions specialist might. » Our analysis of the individual cannabis companies will be driven by economic realities of the industry and its constantly changing dynamics.

GENERALCANN.COM I INFO@GENERALCANN.COM I 303.759.1300

THE GREENHOUSE – OUR CORPORATE HEADQUARTERS

In October 2014, General Cannabis purchased a former retail bank located at 6565 East Evans Avenue, Denver, Colorado 80224, which has been branded as "The Greenhouse." The building is a 16,056 square-foot facility, which will be converted to serve as a leading shared workspace for entrepreneurs, professionals and others serving the cannabis industry. Clients will be able to lease space to use as offices, meeting rooms, lecture, educational and networking facilities, and individual workstations. The Greenhouse has approximately 5,000 square feet on its ground floor that is dedicated to a consumer banking design.








The GREENHOUSE
Corporate Headquarters
Shared Workspace
Retail Bank Tenant
Chiefton Retail
Medical Research Facility
OFFICE SPACE
Potential distribution center under new regulations

REVENUE GROWTH OF CANN

Consolidated Statement of Operations – USD ($)	Quarter Ending							
	12/31/14	3/31/15	6/30/15	9/30/15	12/31/15	3/31/16	6/30/16	9/30/16
Revenues								
Services	$15,000	$17,382	$376,722	$554,458	$656,070	$636,219	$647,876	$704,489
Tenant	27,500	26,677	37,911	29,365	2,203	36,369	31,464	25,565
Wholesale	7,000	12,798	12,569	9,494	6,829	19,524	22,602	80,326
Total Revenues	$49,500	$56, 857	$427,202	$593,317	$665,102	$692,112	$701,942	$810,380
Year Over Year Growth						1117%	64%	37%

General Cannabis' current financial information is available on the SEC EDGAR system: SEC EDGAR
(http://www.sec.gov/cgi-bin/browse-edgar?action=getcompany&CIK=0001477009&owner=exclude&count=40&hidefilings=0)

GENERALCANN.COM I INFO@GENERALCANN.COM I 303.759.1300

WHAT'S NEXT

- Complimentary acquisitions
- Internal startups
- Leveraging client networks
- Evolving cultivation technology
    - *Lowest cost of production*
- New market expansion
    - *Pennsylvania, California, Maryland and Puerto Rico*
- Greenhouse renovations
- E-commerce
- Electronic media


Marijuana Markdown
The average price per ounce of legal pot is falling in Colorado
Wholesale
Retail
$280
260
240
220
200
180
160
140
120
100
80
60
40
20
0
Q1 2014
Q4 2014
Q3 2015
Q2 2016
Q4 2016
Source: Cannabase, BDS Analytics
Q4 retail price as of November
Bloomberg



GENERALCANN.COM I INFO@GENERALCANN.COM I 303.759.1300

Peter Boockvar
DIRECTOR

Michael Feinsod
CHAIRMAN

Robert L. Frichtel
CEO & DIRECTOR

Duncan Levin
DIRECTOR

Brian Andrews
VP OF FINANCE

GENERAL CANNABIS

Shelly Whitson
CHIEF ADMINISTRATIVE OFFICER

Richard Cardinal
MANAGING DIRECTOR

NEXT BIG CROP

General Cannabis SUPPLY

Hunter Garth
MANAGING DIRECTOR

IRON PROTECTION GROUP

canna runner MJ COURIERS

Jacob Kulchin
MANAGING DIRECTOR

Chieftan DESIGN AGENCY

CHIEFTON SUPPLY CO

GENERALCANN.COM | INFO@GENERALCANN.COM | 303.759.1300

WEED 1.0 (2009)	» Although medically legal since 2000, in 2009 Colorado votes down an initiative to limit cannabis caregivers to only 5 patients, effectively launching the dispensary retail model.
WEED 2.0 (2014)	» Amendment 64 was passed in 2012, but enacted in January of 2014 for adult use cannabis in Colorado. Washington state passed a similar bill in 2012. » Oregon & Alaska passes adult use cannabis legalization » Twenty-three states have legal medical cannabis » American approval of legalization passes 61% » Banking system closed to marijuana businesses » Cole Memo & FinCen guidelines issued
WEED 3.0 (2015–2016)	» Continued growth in existing regulated markets (industry grows to an estimate $6 billion in revenue) » Beginning of consolidation of operators in legalized markets (closures, mergers, sales) » 28 states and D.C. have legal medical cannabis (more than half of U.S.) » Colorado to implement changes allowing for out-of-state ownership of cannabis facilities » New York medical cannabis program is launched
WEED 4.0* (2017)	» California adult use cannabis market opens » Cannabis banking solution evolves » Credit card acceptance increases industry revenue » Medical research begins in earnest
WEED 5.0*	» Pharmaceutical grade medicinal cannabis based products » National legalization at the federal level » Market size estimated at $40 billion+ » Legalization leads to expanded research, leads to new uses for cannabis

*This reflects General Cannabis' expectations with respect to future developments in the regulated cannabis industry for the remainder of 2017.

GENERAL
CANNABIS

THANK YOU